                                                                     EXHIBIT 4.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 25th day of July, 2001, by and among RUSSELL CORPORATION, an Alabama corporation ("Russell"), RUSSELL EUROPE LIMITED, a corporation organized under the laws of the United Kingdom ("Russell Europe"), the banks listed on the signature pages hereof (collectively "Banks"), WACHOVIA BANK, N.A., as Administrative Agent, SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta), as Syndication Agent, and FIRST UNION NATIONAL BANK, as Documentation Agent.

                                    RECITALS:

         Russell, Russell Europe, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks are parties to a certain Credit Agreement dated as of October 15, 1999 (the "Credit Agreement"), pursuant to which Banks have made various loans and other extensions of credit from time to time to Russell and Russell Europe. The parties desire to amend the Credit Agreement as hereinafter set forth.

         Russell and Russell Europe have requested Administrative Agent and Banks to waive Borrower's compliance with certain provisions of the Credit Agreement from the date hereof through September 17, 2001. Administrative Agent and Lenders are willing to issue such a waiver on the terms set forth below.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:


         a. By adding the following definitions in Section 1.01, in proper alphabetical sequence:

                  "1992 Note Agreements" means those certain Note Agreements dated as of December 1, 1992, with respect to 6.72% Senior Notes issued by the Borrower in the original aggregate principal amount of $75,000,000 due August 31, 2002.

                  "1995 Note Agreement" means that certain Note Agreement dated as of December 7, 1995, with respect to 6.78% Senior Notes issued by the Borrower in the original principal amount of $100,000,000 due November 30, 2008.

                  "1997 Note Agreement" means that certain Note Agreement dated as of August 28, 1997, with respect to 6.65% Senior Notes issued by the Borrower in the original principal amount of $125,000,000 due August 28, 2007.

                  "Account" shall have the meaning ascribed to the term "account" in the UCC.

                  "Amendment Date" means July 25, 2001.

                  "Bridge Loan Agent" means Wachovia or other Person, in its capacity as administrative and collateral agent for the Bridge Loan Banks under the Bridge Loan Documents.

                  "Bridge Loan Agreement" means the Term Credit Agreement which may be entered into among Russell Financial, the Bridge Loan Agent and the Bridge Loan Banks pursuant to which the Bridge Loan Banks may agree to fund term loan advances to Russell Financial in an aggregate amount up to $75,000,000.

                  "Bridge Loan Banks" means banks that may become parties to the Bridge Loan Agreement from time to time.

                  "Bridge Loan Documents" means the Bridge Loan Agreement and any other documents evidencing, relating to, guaranteeing or securing any of the obligations of Russell Financial or any other Person under the Bridge Loan Agreement or delivered by or on behalf of Russell Financial or any guarantor of the obligations of Russell Financial under the Bridge Loan Agreement.

                  "Chattel Paper" shall have the meaning ascribed to the term "chattel paper" in the UCC.

                  "Collateral" means, with respect to Russell Financial and each guarantor (other than Russell) of the obligations of Russell Financial under the Bridge Loan Documents, (i) all of each such Person's Accounts, (ii) all Payment Intangibles of each guarantor (other than Russell) of the obligations of Russell Financial under the Bridge Loan Documents, (iii) all General Intangibles of Russell Financial, (iv) all of each such Person's Supporting Obligations, (v) all of each such Person's Purchase Agreement Rights, (vi) all of each such Person's Deposit Accounts, (vii) all of each such Person's monies now or at any time or times hereafter in the possession or under the control of Bridge Loan Agent or any Bridge Loan Bank or an Affiliate of Bridge Loan Agent or any Bridge Loan Bank, (viii) all substitutions for and all replacements, products and cash and non-cash proceeds of the preceding clause (i) through (vii) above (including proceeds that may constitute Chattel Paper or Instruments); and (ix) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of such Person pertaining to any of the above-described assets.

                  "Cross Creek" means Cross Creek Apparel, LLC, a North Carolina limited liability company.

                  "Deposit Account" shall have the meaning ascribed to the term "deposit account" in the UCC.

                  "DeSoto" means DeSoto Mills, Inc., an Alabama corporation.

                  "Domestic Subsidiary" means a Subsidiary organized under the laws of a state of the United States of America or the District of Columbia.

                  "Extraordinary Expenses" means all costs, expenses, fees or advances that Administrative Agent or any Bank may suffer or incur, whether prior to or after the occurrence of any Event of Default, on account of or in connection with the enforcement of any provisions of the Loan Documents or realization upon any Properties at any time securing the payment of the whole or any part of the Obligations, including legal fees incurred by the Administrative Agent or any Bank.

                  "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

                  "Instrument" shall have the meaning ascribed to the term "instrument" in the UCC.

                  "Note Agreements" means, collectively, (i) the 1992 Note Agreements, (ii) the 1995 Note Agreement and (iii) the 1997 Note Agreement.

                  "Obligations" all indebtedness, liabilities and obligations of the Borrower under this Agreement or any of the other Loan Documents, including the principal of and interest with respect to the Loans and all Extraordinary Expenses, in each case whether now owed or hereafter incurred or arising and whether absolute or contingent, primary or secondary, due or to become due, joint or several, or legal or equitable.

                  "Payment Intangible" shall have the meaning ascribed to the term "payment intangible" in the UCC.

                  "Purchase Agreement Rights" means all rights and remedies of any Person under or in connection with any of the Receivables Purchase Agreements.

                  "Receivable" has the meaning ascribed to it in each of the Receivables Purchase Agreements.

                  "Receivables Purchase Agreements" means, collectively, (i) the Amended and Restated Receivable Purchase and Sale Agreement dated August 3, 2001, between Russell Financial, as buyer, and Cross Creek Apparel, LLC, as seller, (ii) the Amended and Restated Receivable Purchase and Sale Agreement dated August 3, 2001, between Russell Financial, as buyer, and DeSoto Mills, Inc., as seller, and (iii) the Amended and Restated Receivable Purchase and Sale Agreement dated August 3, 2001, between Russell Financial, as buyer, and the Borrower, as seller, as such agreements may be amended, restated, modified or otherwise supplemented with the prior written consent of Administrative Agent.

                  "Receivables Purchase Documents" means, collectively, (i) the Receivables Purchase Agreements, (ii) the Receivables Collection and Administrative Services Agreement dated October 5, 1998, between Russell Servicing Co., Inc. and Russell Financial, (iii) the Administrative Services Agreement dated October 5, 1998, between the Borrower and Russell Financial, and (iv) any and all other documents executed or delivered in connection with or pursuant to any Receivables Purchase Agreements.

                  "Reconveyed Receivable" has the meaning ascribed to it in each of the Receivables Purchase Agreements.

                  "Restrictive Agreement" means an agreement (other than any of the Loan Documents) that, if and for so long as the Borrower or any Subsidiary is a party thereto, would prohibit, condition or restrict the Borrower's or such Subsidiary's right to incur or repay Debt (including any of the Loans); grant Liens upon any of the Borrower's or such Subsidiary's Properties (including Liens that may be granted to the Bridge Loan Agent pursuant to the Bridge Loan Documents); declare or make Restricted Payments; amend, modify, extend or renew any agreement evidencing Debt (including any of the Loan Documents); or repay any Debt owed by the Borrower to any Subsidiary or by any Subsidiary to the Borrower or another Subsidiary.

                  "Russell Financial" means Russell Financial Services, Inc., a Tennessee corporation.

                  "Significant Domestic Subsidiary" means, on any date of determination, each Domestic Subsidiary, which either individually or together with its own subsidiaries accounted for more than 2% of the Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding the date of determination or has assets that represent more than 2% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding the date of determination.

                  "Stated Term" means the term of the Commitments, which shall commence on the date of this Agreement and shall end on October 15, 2004, unless sooner terminated as provided herein.

                  "SunTrust Loan Agreement" means the Term Loan/Bankers' Acceptance Agreement dated as of June 30, 1995, between Russell and SunTrust Bank (formerly known as Trust Company Bank), as amended, and the related imbedded interest rate swap agreement.

                  "Supporting Obligation" shall have the meaning ascribed to the term "supporting obligation" in the UCC.

                  "UCC" means the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Georgia from time to time or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state as in effect from time to time.

                  b. By deleting the definition of "Performance Pricing Determination Date" and by substituting the following in lieu of the definition of "Termination Date":

                  "Termination Date" means whichever is the earlier to occur of
         (i) the last day of the Stated Term, (ii) the date that the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default or (iii) the date that the Borrower terminates the Commitments entirely pursuant to Section 2.09.

         c. By deleting the definitions of "Consolidated Total Debt," "Investment," "Material Adverse Effect," "Restructuring Charges" and "Restructuring Program" and by substituting the following in lieu thereof:

                  "Consolidated Total Debt" means, at any date, without duplication, the sum of all Debt of the Borrowers and its Consolidated Subsidiaries, excluding Debt arising under clause (vii) of the definition of Debt to the extent it arises from commercial letters of credit or similar instruments.

                  "Investment" means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), including, without limitation, any Permitted Acquisition, (ii) purchase or acquisition of obligations or securities of such Person, including, without limitation, any Permitted Acquisition, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means, but excluding (x) trade advances in the ordinary course of the Borrower's business in accordance with historical practices existing on the Closing Date and (y) special extensions or renewals of credit made in accordance with the Borrower's credit policies to customers in troubled financial condition in order to maximize the Borrower's anticipated recovery or to protect a strategic source of supply or market; provided, however, Investment shall not include the sale of Receivables by the Borrower, Cross Creek or DeSoto to Russell Financial pursuant to the Receivables Purchase Agreements.

                  "Material Adverse Effect" means, with respect to any event, act, condition, occurrence, cost or expenses of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding, but not including any event, act, condition, occurrence, cost or expense arising out of or relating to (i) the case styled Locke, et al. v. Russell Corporation, et al. or
         (ii) the Restructuring Program or the Restructuring Charges), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence, occurrences, costs or expenses, whether or not related, that causes a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of Administrative Agent or the Banks against the Borrower under any of Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document against the Borrower.

                  "Restructuring Charges" means any and all restructuring, relocation and other unusual charges incurred in connection with the Restructuring Program in

         Fiscal Years 1998 through 2001, not exceeding $439,700,000 on a pre-tax basis or $222,000,000 on an after-tax basis.

                  "Restructuring Program" means the restructuring program and related plans, including the establishment of a dual corporate headquarters, publicly announced by the Borrower on July 22, 1998, as amended, modified, extended or expanded through the Amendment Date.

         d. By deleting clause (vii) of the definition of "Debt" and by substituting "(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument (whether drawn or undrawn)" in lieu thereof.

         e. By deleting all references to "Consolidated Net Interest Expense" and by substituting "Consolidated Interest Expense" in lieu thereof.

         f. By adding a new clause (i) at the end of Section 2.03, to read as follows:

                  (i) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Borrower be authorized to request, nor shall any Bank be required to make, Money Market Loans on or after July 25, 2001.

         g. By deleting from Section 2.07, paragraph (a), together with clauses (i) and (ii) thereof, and by substituting in lieu thereof the following:

                  (a) "Applicable Margin" means, beginning on the Amendment Date, (i) for any Base Rate Loan, 1.50% and (ii) for any Euro-Dollar Loan or Foreign Currency Loan, 2.00%.

         h. By deleting paragraph (a) from Section 2.08 in its entirety and by substituting in lieu thereof the following:

                  (a) from and after the Amendment Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each Bank, a facility fee on the aggregate amount of such Bank's Commitment (without taking into account the outstanding Loans made by such Bank), at a rate equal to 0.50%. Such facility fees shall accrue from and including the Amendment Date to (but excluding) the Termination Date and shall be payable on each Quarterly Payment Date and on the Termination Date.

         i. By deleting paragraphs (j) and (k) of Section 5.01 in their entirety and by substituting in lieu thereof the following:

                  (j) for so long as any amounts are outstanding under the Bridge Loan Agreement, weekly cash flow reports in form and substance acceptable to Administrative Agent; and

                  (k) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

                  j. By deleting Section 5.05 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.05. CONSOLIDATIONS, MERGERS AND SALES OF
                                         ASSETS.

                           The Borrower will not, nor will it permit any
                  Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, or liquidate or dissolve, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing; (b) Domestic Subsidiaries of Borrower may merge with one another, Foreign Subsidiaries of Borrower may merge with one another, and any Subsidiary may merge into its parent; and (c) the foregoing limitation on the sale, lease or other transfer of assets, on the discontinuation or elimination of a business line or segment, and on liquidation and dissolution, shall not prohibit: (1) the Borrower, Cross Creek and DeSoto from selling any or all of their respective Receivables to Russell Financial; Russell Financial from selling or otherwise transferring any of its Receivables on or about the Amendment Date to any of the Borrower, Cross Creek or DeSoto or Russell Financial from reconveying Reconveyed Receivables pursuant to the Receivables Purchase Agreements;
                  (2) the Borrower and its Subsidiaries from granting Liens permitted under Section 5.17 upon their assets, including any Liens that may be granted pursuant to the Bridge Loan Documents; (3) the Borrower or any Subsidiary, during any Fiscal Quarter, from transferring assets (other than the Collateral) or discontinuing or eliminating a business line or segment (in a single transaction or in a series of related transactions), or from liquidating or dissolving a Subsidiary if the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued or Subsidiary to be liquidated or dissolved, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued or Subsidiaries to be liquidated or dissolved, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters (x) does not constitute more than 10% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, and (y) does not contribute more than 10% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter; or (4) the liquidation or dissolution of any inactive Subsidiary.

                  k. By deleting Section 5.09 in its entirety and by substituting in lieu thereof the following:

                     SECTION 5.09. CHANGE IN FISCAL YEAR.

                           The Borrower will not change its Fiscal Year, and
                  will not permit any Consolidated Subsidiary to have a fiscal year other than the Fiscal Year, without the prior written consent of the Required Banks.

                  l. By deleting Section 5.15 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.15. RESTRICTED PAYMENTS.

                           The Borrower may not declare or make any Restricted
                  Payment (i) if, after giving effect to such Restricted Payment, Default or an Event of Default is in existence or would be created thereby and (ii) unless such Restricted Payment consists of (a) dividends with respect to the Capital Stock of the Borrower for so long as the amount of such dividends during any Fiscal Quarter does not exceed $0.14 per share of the Borrower's issued and outstanding common Capital Stock or (b) payments in the ordinary course of the Borrower's business in connection with an employee stock option, bonus, stock purchase or other benefit plans of the Borrower on account of (1) the repurchase of Borrower's Capital Stock, (2) options, warrants or other rights to acquire shares of the Borrower's Capital Stock, or (3) other awards issued or granted under such plans.

                  m. By deleting Section 5.16 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.16. INVESTMENTS.

                           From and after the Amendment Date, neither the
                  Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) loans or advances to officers, directors and employees (1) for relocation expenses in connection with the Restructuring Program and (2) for other purposes not exceeding $3,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business in accordance with historical practices existing on the Closing Date; (ii) deposits required by government agencies or public utilities (including pertaining to taxes and other similar charges), (iii) Investments in direct obligations of the United States Government or any agency thereof maturing within one year after the date of Investment, (iv) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent and in certificates of deposit issued by any banking subsidiary of Wachovia Corporation, AmSouth Bancorporation, SunTrust Banks, Inc., SouthTrust Corporation, Regions Financial Corporation, Synovus Financial Corporation, Aliant National Corporation, Comerica Bank, The Chase Manhattan Bank, First Union National Bank or any Person who succeeds to all, or substantially all, of the assets or business of any thereof, (v) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 270 days after the date of acquisition, (vi) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (vii) Investments in variable rate demand bonds maturing or with optional puts within one year or less from the date of acquisition thereof, which, at the time of acquisition by the Borrower or Subsidiary, are rated not lower than A or A-1 by S&P and not lower than A2 or P-1 by Moody's, (viii) intercompany loans to the Borrower, DeSoto and Cross Creek, and

                  (ix) other Investments made on a cumulative basis since the Closing Date which do not at any time exceed an aggregate amount outstanding of $2,000,000.

                  n. By deleting Section 5.17 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.17. PERMITTED LIENS AND DEBT.

                           The Borrower will not, nor will it permit any
                  Consolidated Subsidiary to, create, assume or suffer to exist any Lien upon any Properties now owned or hereafter acquired by the Borrower or such Subsidiary or incur Debt, except as follows:

                           (a) any Lien or Debt that is in existence on the
                  Amendment Date and that is described on Schedule 5.17 hereof;

                           (b) any Lien existing on any specific fixed asset of
                  any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                           (c) any Lien on any specific fixed asset securing
                  Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring, constructing or improving such asset, provided that such Lien attaches to such asset concurrently with or within 6 months after the acquisition, completion, construction or improvement thereof;

                           (d) any Lien on any specific fixed asset of any
                  corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                           (e) any Lien existing on any specific fixed asset
                  prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                           (f) any Lien securing Debt owing by any Subsidiary to
                  the Borrower or to any Wholly Owned Subsidiary;

                           (g) any Lien arising out of the refinancing,
                  extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                           (h) any statutory Lien (other than a Lien arising
                  under ERISA or for past due taxes) incidental to the conduct of its business or the ownership of its assets which (i) does not secure Debt, (ii) if such Lien attaches to or otherwise affects any of the Collateral, such Lien is at all times junior in right and priority to the Liens that may be granted in favor of any Bridge Loan Agent under the Bridge Loan Documents, no enforcement or foreclosure proceedings in respect of such statutory Lien are commenced, and any indebtedness secured by such Lien is not past due or payable (unless such indebtedness is being actively contested in good faith and by appropriate proceedings), and (iii) does not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                           (i) any Lien on Margin Stock;

                           (j) any Debt incurred under and any Lien in favor of
                  the Bridge Loan Agent pursuant to the Bridge Loan Documents;

                           (k) any Debt incurred under and any Lien granted to
                  secure Debt outstanding under the Loan Documents, the Note Agreements, the SunTrust Loan Agreement and, to the extent permitted by applicable law, the "Elcatex Guaranty" (as defined on Schedule 5.17) and the "Chase Swaps" (as defined on
                  Schedule 5.17), provided that such Liens are at all times junior in right and priority to the Liens in favor of Bridge Loan Agent with respect to the Collateral and are in all events governed by the terms of an intercreditor agreement duly executed by Bridge Loan Agent and each of the holders of such other Liens;

                           (l) Debt constituting Obligations;

                           (m) Debt of the Borrower to a Consolidated Subsidiary
                  and Debt of a Consolidated Subsidiary to the Borrower or another Consolidated Subsidiary; and

                           (n) Liens granted by the Borrower, Cross Creek and
                  DeSoto to Russell Financial pursuant to the Receivables Purchase Documents.

                  o. By deleting Section 5.18 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.18. RESTRICTIVE AGREEMENTS.

                           The Borrower shall not, nor shall it permit any
                  Subsidiary to, enter into or become a party to any Restrictive Agreement; provided, however, that the foregoing shall not apply to (i) Restrictive Agreements existing on the Amendment Date and identified on Schedule 5.18 (but shall apply to any amendment or modification expanding the scope of any restriction or condition contained in any such Restrictive Agreement), (ii) restrictions or conditions imposed by any Restrictive Agreement evidencing or governing secured Debt that is permitted by this Agreement if such restrictions or conditions apply only to the Properties securing such Debt and
                  (iii) customary provisions in leases and other contracts restricting the assignment thereof.

                  p. By deleting Section 5.21 in its entirety and by substituting in lieu thereof the following:

                           SECTION 5.21. MINIMUM CONSOLIDATED TANGIBLE NET
                                         WORTH.

                           Consolidated Tangible Net Worth will at no time be
                  less than $465,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the end of any Fiscal Quarter following the Amendment Date (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and
                  (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Amendment Date, calculated quarterly at the end of each Fiscal Quarter.

                  q.       By adding a new Section 5.24, to read as follows:

                           SECTION 5.24. MAXIMUM CONSOLIDATED TOTAL DEBT.

                           The amount of Consolidated Total Debt shall not
                  exceed $650,000,000 at any time from the Amendment Date through September 17, 2001.

                  r. By deleting paragraph (b) Section 6.01 in its entirety and by substituting in lieu thereof the following:

                           (b) the Borrower shall fail to observe or perform any
                  covenant contained in Sections 5.01(e), 5.01(i), 5.02(ii),
                  5.03 through 5.06, inclusive, Section 5.15 or Sections 5.20 through 5.24, inclusive; or

                  s. By deleting all references to "$10,000,000" in Section 6.01 and by substituting "$5,000,000" in lieu thereof.

                  t. By placing a semi-colon (;) followed by the word "or" at the end of paragraph (l) of Section 6.01 and by adding to Section 6.01 new paragraphs (m) and (n) , to read as follows:

                           (m) any Event of Default under (and as defined in)
                  the Bridge Loan Agreement shall occur or exist; or

                           (n) the parties hereto shall not have executed, on or
                  before September 17, 2001, an amendment and restatement of this Agreement by which, among other things, Liens shall be granted by the Borrower and each Significant Domestic Subsidiary in substantially all of their assets to secure all Obligations under the this Agreement (which Liens shall, in all events, be subordinate and junior to the Liens, if any, in favor of Bridge Loan Agent with respect to the Collateral).

                  u. By adding Schedules 5.17 and 5.18 hereto as Schedules to the Credit Agreement.

         3. ADDITIONAL COVENANTS. To induce Agents and Banks to enter into this Amendment and to give the waiver set forth in Section 4 of this Amendment, Russell shall, (i) on or before September 17, 2001, execute and deliver, and cause each Significant Domestic Subsidiary to execute and deliver, to a collateral agent designated by the Banks, for the benefit of the Banks, an unconditional guaranty of payment of the Obligations and such instruments and agreements as may be requested by Administrative Agent and Banks to create and perfect a first priority security interest in and Lien upon all real and personal assets of the Borrower and each Significant Domestic Subsidiary (subject to no Liens except Liens permitted under Section 5.17 of the Credit Agreement), whether tangible or intangible and wherever located (but only to the extent that such assets are located in the United States), to secure the payment and performance of the Obligations, and (ii) use its best efforts to file on or before October 1, 2001, with the United States Securities and Exchange Commission preliminary proxy materials relating to a special meeting of shareholders of Russell at which meeting the shareholders of Russell will be asked to approve actions which, if approved and implemented, would permit Russell to grant Liens for the benefit of the Debt represented by the Elcatex Guaranty and the Chase Swaps on the same basis as such Liens are to be granted with respect to the Debt owing under the Credit Agreement, the Note Agreements and the SunTrust Agreement, and will thereafter use its best efforts to cause such special meeting of shareholders to be held, the actions to be presented for approval by the shareholders at such meeting to be approved and become effective, and such Liens to be granted, on or before December 31, 2001. The Borrower's failure to comply with either of the foregoing covenants shall constitute an Event of Default.

         4. LIMITED WAIVER OF COMPLIANCE WITH SPECIFIED COVENANTS. Borrower has represented to the Administrative Agent and Banks that Borrower has obtained, or expects to obtain, from all of the requisite parties under the Note Agreements and the SunTrust Loan Agreement an agreement to waive compliance with the covenants set forth in Sections 5.7(a)(3), 5.8, 5.11, 5.12 and 5.13 (collectively the "Specified Covenants") and the provisions in the SunTrust Loan Agreement incorporating by reference the Specified Covenants, in each case for the period ending September 17, 2001. Subject to Borrower's receipt of the foregoing waivers (other than the waivers with respect to the 1992 Note Agreements), the Administrative Agent and Banks hereby agree, effective as of June 30, 2001, (i) to waive any Event of Default that may have occurred under
Section 6.01(d) of the Credit Agreement solely on account of any failure of the Borrower to notify Administrative Agent and Banks of defaults that may have existed under Section 5.7(a)(3), 5.11 and 5.12 of the Notes Agreements which, in any event, are being waived on the date hereof by the requisite parties under the Note Agreements (other than the requisite parties under the 1992 Note Agreements) and the SunTrust Loan Agreement, (ii) to waive compliance with the requirements of Section 5.05 for the period ending September 17, 2001, but only to the extent the failure to comply with such section relates to intercompany factoring and sales transactions with respects to accounts receivable of the Borrower and its Subsidiaries, and (iii) to waive compliance with the requirements of Sections 5.20 and 5.22 with respect to the quarter ending on June 30, 2001 and the period ending on September 17, 2001.

         5. RATIFICATION AND REAFFIRMATION. The Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of the Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

         6. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations outstanding under the Credit Agreement are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the unpaid principal amount of the Loans on and as of the close of business on July 25, 2001, totaled $227,736,000.

         7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Banks, to induce Administrative Agent and Banks to enter into this Amendment, that, after giving effect to the provisions of
Section 4 hereof, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Credit Agreement are true and correct on and as of the date hereof.

         8. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         9. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

         10. CONDITIONS PRECEDENT. The effectiveness of the provisions of Sections 2 and 4 hereof are contingent upon the Borrower's receipt, from the requisite parties under the Note Agreements and the SunTrust Loan Agreement, a waiver of compliance with the Specified Covenants for the period ending September 17, 2001, all in form and substance satisfactory to the Administrative Agent.

         11. EXPENSES OF ADMINISTRATIVE AGENT. Borrower agrees to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel and any expenses associated with or incurred in connection with the drafting of any instrument or agreement referred to herein or contemplated hereby.

         12. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Administrative Agent and Banks in Atlanta, Georgia (notice of which acceptance is hereby waived by the Borrower), whereupon the same shall be deemed a contract made in Georgia and shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

         15. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         16. FURTHER ASSURANCES. Borrower agrees to take such further actions as the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         17. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         18. RELEASE OF CLAIMS. TO INDUCE ADMINISTRATIVE AGENT AND BANKS TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH BANK, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT AND EACH BANK, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST THE ADMINISTRATIVE AGENT OR ANY BANK ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. BORROWER REPRESENTS AND WARRANTS TO ADMINISTRATIVE AGENT AND BANKS THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST THE ADMINISTRATIVE AGENT OR ANY BANK.

         19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.


                                    BORROWER:

                                    RUSSELL CORPORATION


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________
                                    3300 Cumberland Boulevard
                                    Suite 800
                                    Atlanta, Georgia 30339
                                    Attention: Chief Financial Officer
                                    Telecopier number: 678-742-8995
                                    Confirmation number: 678-742-8100

                                    RUSSELL EUROPE LIMITED


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________
                                    c/o Russell Corporation
                                    3300 Cumberland Boulevard
                                    Suite 800
                                    Atlanta, Georgia 30339
                                    Attention: Chief Financial Officer
                                    Telecopier number: 678-742-8995
                                    Confirmation number: 678-742-8100

                                    [Signatures continue on the following page]

                                    ACCEPTED IN ATLANTA, GEORGIA:
                                    ----------------------------

                                    WACHOVIA BANK, N.A.,
                                    AS ADMINISTRATIVE AGENT AND AS A BANK

                                    By: ________________________________
                                           Title:____________________________
                                    Lending Office:
                                    191 Peachtree Street, N.E.
                                    Atlanta, Georgia 30303-1757
                                    Attention: Syndications Group
                                    Telecopier number: 404-332-1394
                                    Confirmation number: 404-332-6971


                                    SUNTRUST BANK,
                                    AS SYNDICATION AGENT AND AS A BANK

                                    By: ________________________________
                                           Title:_______________________
                                    Lending Office:
                                    303 Peachtree Street, Third Floor
                                    Atlanta, Georgia 30303
                                    Attention: David Penter
                                    Telecopier number: 404-575-2594
                                    Confirmation number: 404-588-8658



                                    FIRST UNION NATIONAL BANK,
                                    AS DOCUMENTATION AGENT AND AS A BANK

                                    By:_________________________________
                                          Title:________________________
                                    Lending Office:
                                    301 South College Street
                                    Charlotte, North Carolina 28288
                                    Attention: Gary Burkhart
                                    Telecopier number: 704-383-7999
                                    Confirmation number: 704-374-6613

                   [Signatures continue on the following page]

                                     AMSOUTH BANK, AS A BANK


                                     By:_________________________________
                                           Title:_____________________________
                                     Lending Office:
                                     1900 Fifth Avenue North
                                     Birmingham, Alabama 35203
                                     Attention:  Edward Hutton
                                     Telecopier number: 205-581-7578
                                     Confirmation number: 205-583-4522


                                     THE CHASE MANHATTAN BANK, AS A BANK

                                     By:_________________________________
                                           Title: _______________________
                                     Lending Office:
                                     1411 Broadway, 5th Floor
                                     New York, New York 10018
                                     Attention: Carrie Tio
                                     Telecopier number: 212-391-2711
                                     Confirmation number: 212-391-7283


                                     ALIANT BANK, AS A BANK

                                     By:_________________________________
                                           Title:________________________
                                     Lending Office:
                                     200 Aliant Parkway
                                     Alexander City, Alabama 35010
                                     Attention: John J. Thomas
                                     Telecopier number: 205-408-2002
                                     Confirmation number: 205-408-2003


                                     COMERICA BANK, AS A BANK

                                     By:_________________________________
                                           Title:________________________
                                     Lending Office:
                                     500 Woodward Avenue
                                     Mail Code 3280
                                     Detroit, Michigan 48226
                                     Attention: Danielle Butler
                                     Telecopier number: 313-222-3330
                                     Confirmation number:  313-222-6122

                                                                   SCHEDULE 5.17
                              to First Amendment to Credit Agreement - Continued


                            PERMITTED LIENS AND DEBTS


1.       UCC Financing Statements

--------------------------------------------------------------------------------------------------------------------
       DEBTOR           SECURED PARTY       JURISDICTION         FILE NUMBER           FILE DATE          COLLATERAL
--------------------------------------------------------------------------------------------------------------------
    Cross Creek         Pitney Bowes       North Carolina         001490763             8/11/97            Specified
   Apparel, Inc.           Credit           Secretary of                                                   Equipment
                         Corporation            State
--------------------------------------------------------------------------------------------------------------------
    Cross Creek          Associates        North Carolina        19980038254            6/23/98            Specified
   Apparel, Inc.        Leasing, Inc.       Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
    Cross Creek       Telimagine, Inc.     North Carolina        20000008199            1/24/00            Specified
   Apparel, Inc.                            Secretary of                                                   Equipment
                          Assignee:             State
                           Conseco
                       Finance Vendor
                          Services
                         Corporation

                         Assigned to
                         Wells Fargo
                          Financial
                        Leasing, Inc.
--------------------------------------------------------------------------------------------------------------------
    Cross Creek         Pitney Bowes       North Carolina        20000035920            4/7/00             Specified
      Apparel              Credit           Secretary of                                                   equipment
                         Corporation            State
--------------------------------------------------------------------------------------------------------------------
    Cross Creek            Western         North Carolina        20000123088           12/20/00            Specified
   Apparel, Inc.          Carolina          Secretary of                                                 equipment and
                       Forklift, Inc.           State                                                   all attachments
                          Assignee:                                                                       and parts.
                        The CIT Group
                         / Equipment
                       Financing, Inc.
--------------------------------------------------------------------------------------------------------------------
    Cross Creek          Associates         Surry County,         98-001171             6/24/98            Specified
   Apparel, Inc.        Leasing, Inc.      North Carolina                                                  Equipment
--------------------------------------------------------------------------------------------------------------------
    Cross Creek           Vanguard          Surry County,         00-000893             4/12/00            Specified
      Apparel              Supreme         North Carolina                                                  Equipment
--------------------------------------------------------------------------------------------------------------------
    Cross Creek            Western          Surry County,         00-002495            12/20/00            Specified
   Apparel, Inc.          Carolina         North Carolina                                                  Equipment
                       Forklift, Inc.

                        Assignee: The
                         CIT Group /
                          Equipment
                       Financing, Inc.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       Debtor           Secured Party       Jurisdiction         File Number           File Date          Collateral
--------------------------------------------------------------------------------------------------------------------
      Russell             Thompson           Mississippi          01450813              7/17/00            Specified
   Corporation -      Tractor Co., Inc.     Secretary of                                                   Equipment
   Jerzees Mossy                                State
   Oak Apparel Co
--------------------------------------------------------------------------------------------------------------------
      Russell             Thompson          Mississippi,           00-775               7/5/00             Specified
   Corporation -      Tractor Co. Inc.       Clay County                                                   Equipment
   Jerzees Mossy
   Oak Apparel Co
--------------------------------------------------------------------------------------------------------------------
    Russell Corp        Pitney Bowes           Alabama           B96-37418FS            9/9/96              Leased
                           Credit           Secretary of                                                   Equipment
                         Corporation            State
      Russell             Thompson             Alabama           B96-47316FS           11/12/96            Specified
   Corporation -      Tractor Co., Inc.     Secretary of                                                   Equipment
      DC Mont.                                  State
--------------------------------------------------------------------------------------------------------------------
      Russell             Thompson             Alabama           B96-50308FS            12/2/96            Specified
   Corporation -      Tractor Co., Inc.     Secretary of                                                   Equipment
      DC Mont.                                  State
--------------------------------------------------------------------------------------------------------------------
      Russell          SunTrust Bank,          Alabama           B97-24882FS            6/11/97         Fixtures and
  Corporation and          Atlanta          Secretary of                                                   Equipment
     Industrial                                 State                                                    relating to
    Development                                                                                           industrial
    Board of the                                                                                        revenue bond
  City of Ashland,
      Alabama
--------------------------------------------------------------------------------------------------------------------
      Russell            Caterpillar           Alabama           B99-09151FS            3/3/99              Leased
    Corporation           Financial         Secretary of                                                   Equipment
                          Services              State
                         Corporation
--------------------------------------------------------------------------------------------------------------------
      Russell           First Alabama          Alabama           B99-12512FS            3/23/99     Fixtures, Rights
    Corporation           Bank (now         Secretary of                                                and Revenues
                        Regions Bank)           State                                               relating to bond
--------------------------------------------------------------------------------------------------------------------
      Russell            Caterpillar           Alabama          B1999-25870FS           6/17/99             Leased
    Corporation           Financial         Secretary of                                                   Equipment
                          Services              State
                         Corporation
--------------------------------------------------------------------------------------------------------------------
      Russell          Tubular Textile         Alabama          B1999-32512FS           8/4/99             Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Tubular Textile         Alabama          B1999-32513FS           8/4/99             Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       Debtor           Secured Party       Jurisdiction         File Number           File Date          Collateral
--------------------------------------------------------------------------------------------------------------------
      Russell                EMC               Alabama          B1999-41255FS           10/4/99            Specified
    Corporation          Corporation        Secretary of                                                   Equipment
                        Assignee: MLC           State
                         Group, Inc.
                         Assigned to
                          Wachovia
                           Leasing
                         Corporation
--------------------------------------------------------------------------------------------------------------------
    Russell Corp         IBM Credit            Alabama          B2000-00677FS           1/5/00              Leased
                         Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing          Alabama          B2000-03091FS           1/20/00             Leased
    Corporation          Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell         Schlafhorst Inc.         Alabama          B2000-09605FS           3/7/00             Specified
    Corporation                             Secretary of                                                   Equipment
                                                State
      Russell           Pitney Bowes           Alabama          B2000-09862FS           3/8/00              Leased
    Corporation            Credit           Secretary of                                                   Equipment
                         Corporation            State
--------------------------------------------------------------------------------------------------------------------
    Russell Corp         IBM Credit            Alabama          B2000-13880FS           4/6/00              Leased
                         Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Computer Sales          Alabama          B2000-14937FS           4/13/00             Leased
    Corporation        International,       Secretary of                                                   Equipment
                            Inc.                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Computer Sales          Alabama          B2000-18412FS           5/8/00              Leased
    Corporation        International,       Secretary of                                                   Equipment
                            Inc.                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Computer Sales          Alabama          B2000-26726FS           6/30/00             Leased
    Corporation        International,       Secretary of                                                   Equipment
                            Inc.                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Computer Sales          Alabama          B2000-28545FS           7/17/00             Leased
    Corporation        International,       Secretary of                                                   Equipment
                            Inc.                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Tubular Textile         Alabama          B2000-33671FS           8/21/00            Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
       Debtor           Secured Party       Jurisdiction         File Number           File Date          Collateral
      Russell          Tubular Textile         Alabama          B2000-33672FS           8/21/00            Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell          Tubular Textile         Alabama          B2000-33673FS           8/21/00            Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
       Debtor           Secured Party       Jurisdiction         File Number           File Date          Collateral
--------------------------------------------------------------------------------------------------------------------
      Russell          Tubular Textile         Alabama          B2000-33674FS           8/21/00            Specified
    Corporation              LLC            Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell            D & G Dyes,           Alabama          B2000-33854FS           8/22/00        All inventory
    Corporation             Inc.            Secretary of                                              sold to Debtor
                                                State                                                   by Secured
                                                                                                       Party and all
                                                                                                        proceeds and
                                                                                                    products thereof
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing          Alabama          B2000-41151FS          10/17/00             Leased
    Corporation          Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing          Alabama          B2000-41152FS          10/17/00             Leased
    Corporation          Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing          Alabama          B2000-46919FS           12/4/00             Leased
    Corporation          Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing          Alabama          B2000-46921FS           12/4/00             Leased
    Corporation          Corporation        Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital          Alabama          B2001-05109FS           2/6/01              Leased
    Corporation           Leasing -         Secretary of                                                   Equipment
                         Technology             State
                           Finance
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital          Alabama          B2001-05212FS           2/7/01              Leased
    Corporation           Leasing -         Secretary of                                                   Equipment
                         Technology             State
                           Finance
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital          Alabama          B2001-09815FS           3/13/01             Leased
    Corporation            Leasing          Secretary of                                                   Equipment
                         Technology             State
                           Finance
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital      Fulton County,       0602001002971           2/13/01            Specified
    Corporation            Leasing             Georgia                                                     Equipment
                         Technology
                           Finance
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       Debtor           Secured Party       Jurisdiction         File Number           File Date          Collateral
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital      Fulton County,       0602001002972           2/13/01            Specified
    Corporation            Leasing             Georgia                                                     Equipment
                         Technology
                           Finance
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Capital      Fulton County,       0602001002973           2/13/01            Specified
    Corporation            Leasing             Georgia                                                     Equipment
                         Technology
                           Finance
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing      Fulton County,       0602000005134           3/20/00            Specified
    Corporation          Corporation           Georgia                                                     Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing      Fulton County,       0602000005074           3/20/00            Specified
    Corporation          Corporation           Georgia                                                     Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing      Fulton County,       0602000001044           1/14/00            Specified
    Corporation          Corporation           Georgia                                                     Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell           Fleet Leasing      Fulton County,       0601999020368          10/20/99            Specified
    Corporation          Corporation           Georgia                                                     Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell           Crown Credit          Muscogee           10695004422           10/19/95            Specified
    Corporation            Company         County, Georgia                                                 Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell           Crown Credit          Muscogee           10695004423           10/19/95            Specified
    Corporation            Company         County, Georgia                                                 Equipment
--------------------------------------------------------------------------------------------------------------------
      Russell            Development          Muscogee          106-95-005244          12/22/95           Documents,
    Corporation         Authority of       County, Georgia                                          Goods, Fixtures,
                          Columbus,                                                                        Minerals,
                           Georgia                                                                         Proceeds

                         (Assignee:                                                                     Continued on
                        Synovus Trust                                                                  12/15/00 with
                          Company)                                                                      continuation
                                                                                                      #106-00-003549
--------------------------------------------------------------------------------------------------------------------
      Russell            Macpherson           Muscogee          106-96-001012           3/8/96       This filing was
    Corporation         Meistergram,       County, Georgia                                             terminated on
                            Inc.                                                                        4/24/96 with
                                                                                                       filing number
                                                                                                       106-96-001656
--------------------------------------------------------------------------------------------------------------------
     The Russell       First American         Tennessee           961549999            11/27/96            Specified
    Corporation         National Bank       Secretary of                                                   Equipment
                                                State
--------------------------------------------------------------------------------------------------------------------
      Russell          First American         Tennessee           982009178             1/29/98            Specified
    Corporation         National Bank       Secretary of                                                   Equipment
       d/b/a                                    State
    Hubert Hodge
    Printing Co.
--------------------------------------------------------------------------------------------------------------------
    The Russell            Imation            Tennessee           972064841             8/19/97             Leased
    Corporation           Financing         Secretary of                                                   Equipment
                          Services              State
--------------------------------------------------------------------------------------------------------------------


         2.       Debt under Capital Leases and related Liens securing Debt of Borrower or Subsidiary

         Industrial Development Board of Geneva, AL                    $2,575,000
         Industrial Development Board of Columbia, AL                  $2,575,000
         Industrial Development Board of Ashland, AL                   $1,800,000

         3. Debt under Guarantee Agreement by the Borrower to SunTrust Bank of loans by SunTrust to Elasticos Centroamericanos Textiles, S.A. de C.V. and related ISDA Master Agreement pertaining to the related interest rate swap (the "Elcatex Guaranty")

         4. Guaranty of Subsidiary obligations to Bank of Scotland (the "Bank of Scotland Guaranty")

         5. Debt under certain foreign exchange forward rate agreements between the Borrower and The Chase Manhattan Bank to hedge purchases of materials and sales of products denominated in foreign currencies through September 30, 2002, which will be documented with ISDA master agreements (the "Chase Swaps").

         6.       The Receivables Purchase Agreements.

                                                                   SCHEDULE 5.18
                                          to First Amendment to Credit Agreement

                             RESTRICTIVE AGREEMENTS


1.       Bridge Loan Documents

2.       The Loan Documents

3.       The SunTrust Loan Agreement

4.       The Note Agreements

5.       Documents relating to the Elcatex Guaranty

6.       Documents relating to the Bank of Scotland Guaranty

7.       The Receivables Purchase Agreements